UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2003

                                  ADSTAR, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                       001-15363            22-3666899
(State or other jurisdiction of        (Commission File       (IRS Employer
         incorporation)                     Number)         Identification No.)

                         4553 Glencoe Avenue, Suite 325
                        Marina del Rey, California 90292
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (310) 577-8255

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          (Former name or former address, if changed since last report)

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits:

Exhibit
Number                           Description
------                           -----------

99.1 Press release dated March 31, 2003 announcing AdStar, Inc.'s results of operations for the year ended December 31, 2002.

Item 12: Results of Operations and Financial Condition.

      On March 31, 2003, the Registrant issued a press release announcing its financial results for the fiscal year ended December 31, 2002. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 AdStar, Inc.


Dated:  April 2, 2003            By: /s/ Anthony J. Fidaleo
                                     -------------------------------------------
                                     Anthony J. Fidaleo, Chief Financial Officer


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